UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.
(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Vinita K. Paul, Vice President and Chief Compliance Officer
Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI  53202
(Name and address of agent for service)

Fredrick G. Lautz; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI  53202
(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end:  December 31, 2010

Date of reporting period:  June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

Dear Fellow Shareholder:

As of June 30, 2010, all Heartland Funds outpaced the broader S&P 500 Index on an average annual basis over 1, 3, 5, and 10 year time periods.1 These results (shown on the next page) illustrate the benefit of value investing and importance of maintaining a long-term perspective.

During the first half of the year, front page news caused many investors to question the sustainability of the economic recovery. The “Flash Crash,” sovereign debt problems, and the tragedy in the Gulf seem to have negatively impacted sentiment. According to a recent AAII Investor Sentiment Survey, 57% of those polled were bears.2

Our perspective is based less on headlines and more on fundamental research. We have listened to business leaders from multiple industries and many are reporting signs of a  broad-based recovery. We believe macroeconomic data confirms our view:

•	Interest rates remain low	•	Corporate profits have rebounded
•	The yield curve is positive	•	Free cash flow is at a 30 year high
•	Debt markets are accessible	•	Cash balances are strong

While bearishness abounds, in our opinion, today is a great time to be hunting for value.  Our team continues the search for high-quality businesses priced at a fraction of intrinsic worth and with low valuations in relation to earnings, cash flows and book values.  We believe this is the most intelligent way to build your net worth.

Thank you for your continued trust and confidence.

THE HEARTLAND FAMILY OF EQUITY FUNDS
TABLE OF INVESTMENT RESULTS (UNAUDITED)

THE HEARTLAND FAMILY OF FUNDS	INVESTMENT RESULTS AS OF JUNE 30, 2010 AVERAGE ANNUAL TOTAL RETURNS
Large, mid & small-cap value stocks		Inception	Since	Twenty	Fifteen	Ten	Five	Three	One
▼		Date	Inception	Years	Years	Years	Years	Years	Year
Select Value Fund	Select Value Fund
▲	Investor Class	10-11-96	9.44%	—	—	9.42%	3.46%	-6.40%	22.27%
Focused	Institutional Class	05-01-08	9.51	—	—	9.51	3.63	-6.15	22.67
Core equity holding	Russell 3000 Value Index	—	6.14	—	—	2.74	-1.56	-12.13	17.57
	S&P 500 Index	—	4.81	—	—	-1.59	-0.79	-9.81	14.43

Small-cap value stocks
that pay dividends
▼
Value Plus Fund	Value Plus Fund
▲	Investor Class	10-26-93	10.55	—	10.57	10.21	5.75	-1.21	24.12
Focused	Institutional Class	05-01-08	10.58	—	10.61	10.27	5.87	-1.02	24.37
Upside opportunity with	Russell 2000 Value Index	—	8.75	—	8.87	7.48	-0.51	-9.85	25.07
potentially lower volatility	Russell 2000 Index	—	6.82	—	6.63	3.00	0.37	-8.60	21.48

Small & micro-cap value stocks
▼
Value Fund	Value Fund
▲	Investor Class	12-28-84	12.44	11.98	9.75	9.20	1.89	-9.22	21.00
Broadly diversified	Institutional Class	05-01-08	12.47	12.02	9.80	9.27	2.02	-9.02	21.26
Seeks to capture historical	Russell 2000 Value Index	—	10.74	10.28	8.87	7.48	-0.51	-9.85	25.07
outperformance	Russell 2000 Index	—	9.01	8.16	6.63	3.00	0.37	-8.60	21.48

1  The S&P 500 provides an indication of broad market performance but is not a benchmark of the Funds.

2  Sentiment Survey, American Association of Individual Investors, 7/7/10.

Index Source: FactSet Research Systems, Inc. and Standard & Poor’s.

In the prospectus dated 5/1/10, the gross expense ratios for the Investor Classes of the Heartland Select Value Fund, Value Plus Fund and Value Fund are 1.27%, 1.21% and 1.18%, respectively. The expense ratios as of the same date for the Heartland Select Value Fund, Value Plus Fund and Value Fund Institutional Class Shares are 0.94%, 1.03% and 0.94%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class shares’ “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers and/or reimbursements, the total returns of the respective Fund and/or Class may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance.

THE HEARTLAND FAMILY OF EQUITY FUNDS
GROWTH OF A HYPOTHETICAL $10,000 (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT – INVESTOR CLASS	“We believe the persistency of our outperformance is directly attributable to the discipline of our 10 Principles of Value InvestingTM” — Dave Fondrie Portfolio Manager, Select Value Fund

Select Value Fund – Inception: 10/11/96

Value Plus Fund – Inception: 10/26/93

Value Fund – Inception: 12/28/84

The graphs shown above represent a hypothetical investment of $10,000 in a Fund’s Investor Class Shares for the period from inception to 6/30/10. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The recent rise in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The Funds also offer Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

The opinions expressed in this Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed. Portfolio Managers and Officers of Heartland Group, Inc. are registered representatives of ALPS Distributors, Inc.

HEARTLAND SELECT VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

PORTFOLIO MANAGEMENT TEAM	David C. Fondrie, CPA Ted D. Baszler, CPA, CFA Hugh F. Denison Will R. Nasgovitz
MANAGEMENT REPORT

The first half of 2010 proved exceptionally challenging for the Select Value Fund Investor Class, which declined 5.70% versus the Russell 3000 Value Index which decreased 4.83%. The correction in the second quarter drove the Fund and Index into negative territory for the year. Concerns over sovereign debt issues and the potential for a slower U.S. economy weighed on the market.

Since the Fund’s inception, our team has utilized the 10 Principles of Value InvestingTM to find underfollowed or misunderstood companies with low valuations on a price to earnings, cash flow and book value basis. We seek low-debt businesses priced at a discount to their historical and peer group valuations. Our objective is to provide shareholders with a potential margin of safety and upside opportunity.

You may recall in 2009, our bottom up, contrarian approach led us to a number of battered stocks in the unloved Financials sector. These businesses were at prices near or below book value, and ranged from a small insurance company, Selective Insurance Group, Inc. (SIGI) to a large regional bank, PNC Bank Corporation (PNC). This group aided performance in 2009 and mitigated our losses in the first half of 2010.

Recently, we have found attractive valuations meeting our disciplined investment criteria in the Information Technology sector. As of June 30, 2010, the Select Value Fund was weighted 15.5% in this sector, substantially larger than the benchmark and slightly underweight compared to the broader S&P 500 Index. Our IT holdings tend to have solid cash flows with little debt, and remained profitable over the last two years.

Despite these positive attributes, Information Technology stocks detracted from the Fund’s return compared to the Russell 3000 Value. Following May’s “Flash Crash,” economic recovery expectations diminished, causing investors to flee the sector. Of our holdings, MEMC Electronic Materials (WFR), ATMI Inc. (ATMI), and Benchmark Electronics Inc. (BHE) were significantly discounted.

We remain positive on the sector. Technology is a cyclical business, and one of the first areas to be cut in belt-tightening times. As a result, corporations have underinvested in their technology infrastructure for over two years, a posture we feel will soon be reversed. Perhaps Intel’s positive second quarter results and optimistic outlook for the second half signals the beginning of this technology refresh.

Throughout the recent volatility, we remain patient investors. As of June 30, 2010, the Fund, consisting of 50 holdings, had lower price to book and cash flow ratios than those of the Russell 3000 Value; a low debt-to-capital ratio; and more than 70% of assets were in companies that paid dividends. We believe these attributes will continue to help the Fund provide long-term outperformance in both rising and falling markets.

Thank you for your continued confidence.

CFA is a registered trademark owned by the CFA Institute.

HEARTLAND SELECT VALUE FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of June 30, 2010	Inception Date	Since Inception	Ten Years	Five Years	Three Years	One Year	Year-To- Date
Investor Class (HRSVX)	10-11-96	9.44%	9.42%	3.46%	-6.40%	22.27%	-5.70%
Institutional Class (HNSVX)	05-01-08	9.51	9.51	3.63	-6.15	22.67	-5.50
Russell 3000 Value Index	—	6.14	2.74	-1.56	-12.13	17.57	-4.83
S&P 500 Index	—	4.81	-1.59	-0.79	-9.81	14.43	-6.65

Index Source: FactSet Research Systems, Inc. and Standard & Poors.

In the prospectus dated 5/1/10, the gross expense ratios for the Investor and Institutional Class are 1.27% and 0.94%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers total returns would have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION*

*Percentages are based upon total equity investments.

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. and Standard & Poors. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	50
Net assets	$521 mil.
NAV (Investor Class)	$23.49
NAV (Institutional Class)	$23.52
Median market cap	$3,588 mil.
Weighted average market cap	$16,601 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Forest Laboratories, Inc.	2.7%
Johnson Controls, Inc.	2.4
Cimarex Energy Co.	2.3
Hawaiian Electric Industries, Inc.	2.3
Raymond James Financial, Inc.	2.3
CVS Caremark Corp.	2.3
Micrel, Inc.	2.3
Torchmark Corp.	2.2
PNC Financial Services Group, Inc.	2.2
Endo Pharmaceuticals Holdings, Inc.	2.2

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 6/30/10.

HEARTLAND VALUE PLUS FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

PORTFOLIO MANAGEMENT TEAM	Brad A. Evans, CFA Adam J. Peck, CFA
MANAGEMENT REPORT

With volatility returning to the market during the first half of 2010, the benchmark Russell 2000 Value Index lost 1.64%, compared to the Heartland Value Plus Fund Investor Class, which gained 1.58%. This outperformance helped the Fund maintain its second percentile ranking among 321 small-cap value funds, as of June 30, 2010, based on risk-adjusted returns over the three year period according to Morningstar.

During this challenging period, we were encouraged that dividend-paying stocks held up better than their non-dividend paying counterparts.[1] With nearly 90% of the Fund’s assets in dividend-paying companies, we feel the portfolio benefited from our dividend focus.

Sector analysis for the first half of the year revealed strong stock selection in the Health Care and Energy sectors. Among Energy securities, we believe the market has begun to reward financially disciplined oil and gas drillers that have not diluted shareholders during tough financial times. Two of our holdings, Cimarex Energy Co. (XEC) and SM Energy Company (SM), increased considerably over the period.

We took advantage of the strength in our Health Care holdings to reallocate positions to the Financials sector, primarily insurers and community banks. Our insurers were purchased at less than stated book value and have solid balance sheets. The majority of our bank holdings pay a dividend, have not taken government (TARP) funds, and are well-capitalized, allowing the opportunity for the banks to acquire distressed competitors and gain market share.

Consistent with our fundamental research, over the first half of the year, we met or talked with the vast majority of companies held in the portfolio. These management teams anticipate growth in earnings, revenues and cash, yet stock prices do not seem to be reflecting their confidence.

An example of this contradiction is one of our largest holdings, Park Electrochemical Corp. (PKE). The company develops and manufactures printed circuit materials for the telecommunications and high-end computing markets. Park is debt-free with $245 million in cash. Its stock is currently valued at 1.57x price-to-book value, below its ten-year average of 1.90x. We estimate the company will earn over $2 per share this fiscal year, implying a valuation of less than 6x, net of cash.

Additionally, there are compelling catalysts for the company. Demand for communications, storage and wireless has been increasing, bringing idled equipment back online. Increasing sales of high performance products and additional capacity utilization will likely improve Park’s margins.

As of June 30, 2010, the Fund holds 61 companies, has a median market capitalization of $672 million, and a debt-to-capital ratio of 20.6% versus 32.4% for the benchmark. Given these attributes, along with our analysis of the macroeconomic environment, low interest rates and a positive yield curve, our team remains enthusiastic for the long-term potential of the Value Plus Fund’s holdings. We encourage shareholders to join in our optimism.

Thank you for your continued trust and confidence.

1  Performance Monitor, Bank of America Merrill Lynch, 7/1/10.

CFA is a registered trademark owned by the CFA Institute.

As of 6/30/10, the Value Plus Fund was ranked in the 2nd, 1st and 19th percentile among 321, 251 and 129 small value funds for the 3, 5 and 10 year time periods based on risk-adjusted returns.

©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance, rankings and ratings are no guarantee of future results. Rankings and ratings change monthly. Investment return and principal value will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price.

HEARTLAND VALUE PLUS FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of June 30, 2010	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year	Year-To- Date
Investor Class (HRVIX)	10-26-93	10.55%	10.57%	10.21%	5.75%	-1.21%	24.12%	1.58%
Institutional Class (HNVIX)	05-01-08	10.58	10.61	10.27	5.87	-1.02	24.37	1.68
Russell 2000 Value Index	—	8.75	8.87	7.48	-0.51	-9.85	25.07	-1.64
Russell 2000 Index	—	6.82	6.63	3.00	0.37	-8.60	21.48	-1.95

Index Source: FactSet Research Systems, Inc.

In the prospectus dated 5/1/10, the gross expense ratios for the Investor and Institutional Class are 1.21% and 1.03%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION*

*Percentages are based upon total equity investments.

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. There is no assurance dividend-paying stocks will mitigate volatility.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	61
Net assets	$1,117 mil.
NAV (Investor Class)	$23.76
NAV (Institutional Class)	$23.75
Median market cap	$672 mil.
Weighted average market cap	$1,216 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Unit Corp.	3.1%
Chemed Corp.	3.1
Omnicare, Inc.	3.0
Patterson-UTI Energy, Inc.	2.9
Teleflex, Inc.	2.8
Robbins & Myers, Inc.	2.7
Overseas Shipholding Group, Inc.	2.6
SM Energy Company	2.5
Park Electrochemical Corp.	2.5
Invacare Corp.	2.4

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 6/30/10.

HEARTLAND VALUE FUND MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

PORTFOLIO MANAGEMENT TEAM	Bill Nasgovitz Brad A. Evans, CFA Will R. Nasgovitz
MANAGEMENT REPORT

During the first half of the year, the Heartland Value Fund declined 3.81%, while the Russell 2000 Value Index lost 1.64%. For investors focused on the long-term, the Fund continued to outpace the benchmark over the 3, 5, 10, 20 year and since inception periods.

This year we celebrate 25 years of utilizing the 10 Principles of Value InvestingTM to find underfollowed or misunderstood small and micro-cap companies with low valuations on a price to earnings, cash flow and book value basis. Of these, we seek low-debt businesses priced at a fraction of their intrinsic worth. Our objective is to provide shareholders with a potential margin of safety and upside opportunity.

Similar attributes are sought by private equity firms, making many of the Fund’s holdings ideal takeout candidates. You’ll remember in the 2009 Annual Report, we anticipated continued merger and acquisitions interest, particularly in the undervalued, but attractive Health Care sector. During the first half of 2010, this activity was realized with six Value Fund holdings either purchased or merged. Of the Fund’s Health Care holdings, Home Diagnostics, National Dentex Corp., and Virtual Radiologic were purchased, which helped boost returns.

The merger and acquisition environment remains encouraging. As the economy improves, attractive valuations of small businesses, coupled with low interest rates and a large amount of cash held in corporate coffers, should fuel M&A activity.

Consistent with our fundamental research, since January we have met or talked with more than 500 corporate management teams and have found that, in general, they anticipate improved performance as the year progresses. A second quarter 2010 confidence survey mirrored this sentiment, with the majority of the nation’s CEOs expecting to increase revenue, profits and payrolls over the next 12 months.[1] However, stock prices have not reflected their confidence.

One example is Gammon Gold (GAM), the Canadian headquartered mining company, with two gold and silver mines in Mexico. As of June 30, the company had $0.65 per share of cash, net of debt, and traded for less than 8x estimated 2010 cash flow and less than 6x estimated 2011 cash flow, well below peers’ ratios of 16x and 13x, respectively.[2]

Despite its excellent balance sheet, the stock was the largest detractor from the Fund’s return for the year. We believe the company has been unduly punished; Gammon’s senior management and directors seem to agree since they have been buying shares in the open market.

As of June 30, 2010, the Value Fund holds 161 stocks and has lower price to earnings and cash flow ratios than the Russell 2000 Value. Also, in our view, the portfolio stands on solid financial footing, with a long-term debt-to-capital of only 18.7%, well below the benchmark’s of 32.4%. We remain confident these value attributes will, over time, be rewarded by the market. Patience may be required, but in our opinion, compelling values abound.

Thank you for your continued confidence.

1 “CEOs say their businesses will grow in the next year according to Vistage CEO Confidence Index,” www.vistage.com, 7/12/10.

2 “North American Gold Statistics,” National Bank Financial, 7/5/10.

CFA is a registered trademark owned by the CFA Institute.

HEARTLAND VALUE FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of June 30, 2010	Inception Date	Since Inception	Twenty Years	Fifteen Years	Ten Years	Five Years	Three Years	One Year	Year-To- Date
Investor Class (HRTVX)	12-28-84	12.44%	11.98%	9.75%	9.20%	1.89%	-9.22%	21.00%	-3.81%
Institutional Class (HNTVX)	05-01-08	12.47	12.02	9.80	9.27	2.02	-9.02	21.26	-3.69
Russell 2000 Value Index	—	10.74	10.28	8.87	7.48	-0.51	-9.85	25.07	-1.64
Russell 2000 Index	—	9.01	8.16	6.63	3.00	0.37	-8.60	21.48	-1.95

Index Source: FactSet Research Systems, Inc.

In the prospectus dated 5/1/10, the gross expense ratios for the Investor and Institutional Class are 1.18% and 0.94%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION*

*Percentages are based upon total equity investments.

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that the broad market generally will not recognize the intrinsic value of such securities.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	161
Net assets	$1,127 mil.
NAV (Investor Class)	$34.80
NAV (Institutional Class)	$35.02
Median market cap	$166 mil.
Weighted average market cap	$719 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Analogic Corp.	3.8%
InterDigital, Inc.	3.8
Gammon Gold, Inc.	2.9
Companhia de Saneamento Basico do Estado de Sas Paulo (ADR)	2.6
Accuray, Inc.	2.4
Federal Signal Corp.	1.8
Encore Capital Group, Inc.	1.8
Force Protection, Inc.	1.8
Unit Corp.	1.8
Swift Energy Co.	1.8

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 6/30/10.

THE HEARTLAND FAMILY OF EQUITY FUNDS
ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS
The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this bargain-hunting process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds as of June 30, 2010. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	0.0%	10.8%	45.4%
Small-Cap Holdings – $300 million - $2 billion	25.0	70.2	44.8
Mid-Cap Holdings – $2 - $10 billion	40.6	16.7	7.6
Large-Cap Holdings – Greater than $10 billion	31.7	0.0	0.0
Short-Term Investments	2.7	2.3	2.2
TOTAL	100.0	100.0	100.0

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS
The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2010. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	3.3%	5.3%	5.9%
Consumer Staples	5.1	1.9	3.9
Energy	14.4	13.6	12.4
Financials	20.5	23.7	7.8
Health Care	14.3	22.2	26.9
Industrials	14.9	12.5	15.6
Information Technology	15.1	10.2	14.8
Materials	2.1	8.3	7.4
Telecommunication Services	1.3	0.0	0.0
Utilities	6.3	0.0	3.1
Short-Term Investments	2.7	2.3	2.2
TOTAL	100.0	100.0	100.0

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

COMMON STOCKS (97.6%)	SHARES	VALUE
Aerospace & Defense (1.6%)
General Dynamics Corp.	140,000	$8,198,400

Auto Components (2.4%)
Johnson Controls, Inc.	455,500	12,239,285

Capital Markets (6.2%)
Raymond James Financial, Inc.	487,000	12,024,030
The Bank of New York Mellon Corp.	458,200	11,312,958
Morgan Stanley	395,000	9,167,950
		32,504,938

Commercial Banks (6.0%)
PNC Financial Services Group, Inc.	205,000	11,582,500
BB&T Corp.	380,000	9,997,800
Canadian Western Bank (CAD)(a)	429,000	9,526,617
		31,106,917

Communications Equipment (2.1%)
ADTRAN, Inc.	401,000	10,935,270

Computers & Peripherals (1.6%)
Seagate Technology(b)	651,000	8,489,040

Construction & Engineering (3.7%)
EMCOR Group, Inc.(b)	489,800	11,348,666
MasTec, Inc.(b)	831,000	7,811,400
		19,160,066

Diversified Telecommunication Services (1.3%)
AT&T, Inc.	290,000	7,015,100

Electric Utilities (2.3%)
Hawaiian Electric Industries, Inc.	528,000	12,027,840

Electrical Equipment (1.8%)
ABB, Ltd. (ADR)(b)	535,000	9,244,800

Electronic Equipment & Instruments (5.3%)
Tyco Electronics, Ltd.	410,000	10,405,800
Benchmark Electronics, Inc.(b)	555,000	8,796,750
Avnet, Inc.(b)	350,000	8,438,500
		27,641,050

Energy Equipment & Services (6.0%)
Ensco PLC	283,000	11,116,240
Tidewater, Inc.	263,400	10,198,848
Patterson UTI Energy, Inc.	785,100	10,104,237
		31,419,325

Food & Staples Retailing (4.1%)
CVS Caremark Corp.	406,500	11,918,580
Safeway, Inc.	490,000	9,633,400
		21,551,980

Food Products (1.0%)
Bunge, Ltd.	106,000	5,214,140

Health Care Equipment & Supplies (4.1%)
Baxter International, Inc.	270,000	10,972,800
Covidien, Ltd.	256,000	10,286,080
		21,258,880

Health Care Providers & Services (1.2%)
Universal American Corp.(b)	435,000	6,264,000

Household Durables (1.0%)
Mohawk Industries, Inc.(b)	110,000	5,033,600

Insurance (8.3%)
Torchmark Corp.	235,000	11,634,850
The Allstate Corp.	369,000	10,601,370
Selective Insurance Group, Inc.	710,000	10,550,600
Unum Group	485,000	10,524,500
		43,311,320

Machinery (2.0%)
Timken Co.	392,200	10,193,278

Marine (1.9%)
Kirby Corp.(b)	257,000	9,830,250

Metals & Mining (2.1%)
Gammon Gold Inc. (CAD)(a)(b)	2,012,000	10,999,803

Multi-Utilities (4.0%)
MDU Resources Group, Inc.	606,700	10,938,801
Integrys Energy Group, Inc.	225,000	9,841,500
		20,780,301

Oil, Gas & Consumable Fuels (8.4%)
Cimarex Energy Co.	168,700	12,075,546
Marathon Oil Corp.	361,100	11,226,599
Overseas Shipholding Group, Inc.	285,000	10,556,400
Southern Union Co.	443,300	9,690,538
		43,549,083

Pharmaceuticals (9.0%)
Forest Laboratories, Inc.(b)	517,700	14,200,511
Endo Pharmaceuticals Holdings, Inc.(b)	530,000	11,564,600
Johnson & Johnson	183,000	10,807,980
Pfizer, Inc.	733,000	10,452,580
		47,025,671

Road & Rail (4.1%)
Kansas City Southern(b)	295,000	10,723,250
Werner Enterprises, Inc.	485,000	10,616,650
		21,339,900

Semiconductors (6.1%)
Micrel, Inc.	1,160,000	11,808,800
ATMI, Inc.(b)	778,100	11,391,384
MEMC Electronic Materials, Inc.(b)	843,100	8,329,828
		31,530,012

TOTAL COMMON STOCKS (COST $522,001,888)		$507,864,249

SHORT-TERM INVESTMENTS (2.7%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (2.7%)
Wells Fargo (Grand Cayman)(c)	0.03%	$14,187,493	$14,187,493

TOTAL SHORT-TERM INVESTMENTS (COST $14,187,493)			$14,187,493

TOTAL INVESTMENTS - (100.3%) (COST $536,189,381)			522,051,742
OTHER ASSETS AND LIABILITIES, NET - (-0.3%)			(1,467,897)
TOTAL NET ASSETS - (100.0%)			$520,583,845

(a)	Foreign-denominated security.
(b)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2010.

Common Abbreviations:
(ADR) American Depositary Receipt.
(CAD) Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

COMMON STOCKS (98.4%)	SHARES	VALUE
Auto Components (1.3%)
Superior Industries International, Inc.	1,100,000	$14,784,000

Capital Markets (1.2%)
BGC Partners, Inc., (Class A)	2,500,000	12,775,000

Chemicals (3.7%)
Sensient Technologies Corp.	1,000,000	25,930,000
American Vanguard Corp.(a)	1,925,000	15,265,250
		41,195,250

Commercial Banks (10.7%)
Simmons First National Corp.	642,000	16,858,920
Old National Bancorp	1,625,000	16,835,000
Umpqua Holdings Corp.	1,400,000	16,072,000
Sterling Bancshares, Inc.	2,750,000	12,952,500
StellarOne Corp.	1,000,000	12,770,000
TriCo Bancshares	675,000	11,427,750
Centerstate Banks, Inc.	1,100,000	11,099,000
Glacier Bancorp, Inc.	750,000	11,002,500
Renasant Corp.	756,452	10,855,086
		119,872,756

Communications Equipment (1.4%)
Black Box Corp.	575,000	16,036,750

Construction Materials (1.2%)
Texas Industries, Inc.	450,000	13,293,000

Diversified Financial Services (0.8%)
Asset Acceptance Capital Corp.(a)(b)	2,200,000	9,108,000

Electrical Equipment (1.2%)
Encore Wire Corp.	725,000	13,187,750

Electronic Equipment & Instruments (5.8%)
Park Electrochemical Corp.(a)	1,150,000	28,071,500
AVX Corp.	1,250,000	16,025,000
CTS Corp.	1,200,000	11,088,000
Electro Rent Corp.	750,000	9,592,500
		64,777,000

Energy Equipment & Services (6.0%)
Unit Corp.(b)	850,000	34,501,500
Patterson-UTI Energy, Inc.	2,500,000	32,175,000
		66,676,500

Food & Staples Retailing (1.9%)
Weis Markets, Inc.	650,000	21,391,500

Health Care Equipment & Supplies (15.9%)
Teleflex, Inc.	575,000	31,211,000
Invacare Corp.	1,300,000	26,962,000
Hill-Rom Holdings, Inc.	875,000	26,626,250
CONMED Corp.(b)	1,350,000	25,150,500
Analogic Corp.	550,000	25,030,500
STERIS Corp.	775,000	24,087,000
The Cooper Companies, Inc.	450,000	17,905,500
		176,972,750

Health Care Providers & Services (6.1%)
Chemed Corp.	625,000	34,150,000
Omnicare, Inc.	1,425,000	33,772,500
		67,922,500

Health Care Technology (0.4%)
Omnicell, Inc.(b)	388,289	4,539,098

Insurance (7.4%)
Horace Mann Educators Corp.	1,150,000	17,595,000
HCC Insurance Holdings, Inc.	550,000	13,618,000
Arthur J. Gallagher & Co.	550,000	13,409,000
The Hanover Insurance Group, Inc.	300,000	13,050,000
Brown & Brown, Inc.	650,000	12,441,000
State Auto Financial Corp.	775,000	12,020,250
		82,133,250

Machinery (6.4%)
Robbins & Myers, Inc.	1,400,000	30,436,000
FreightCar America, Inc.(a)	725,000	16,399,500
Pall Corp.	375,000	12,888,750
Federal Signal Corp.	2,000,000	12,080,000
		71,804,250

Media (1.8%)
Meredith Corp.	650,000	20,234,500

Metals & Mining (3.4%)
Kaiser Aluminum Corp.	700,000	24,269,000
Brush Engineered Materials, Inc.(b)	700,000	13,986,000
		38,255,000

Multiline Retail (1.2%)
Fred’s, Inc., (Class A)	1,250,000	13,825,000

Oil, Gas & Consumable Fuels (7.7%)
Overseas Shipholding Group, Inc.	775,000	28,706,000
SM Energy Company	700,000	28,112,000
Frontier Oil Corp.	1,100,000	14,795,000
Cimarex Energy Co.	200,000	14,316,000
		85,929,000

Professional Services (3.3%)
Navigant Consulting, Inc.(b)	2,100,000	21,798,000
CDI Corp.(a)	1,000,000	15,530,000
		37,328,000

Semiconductors (3.0%)
Micrel, Inc.	2,250,000	22,905,000
Actel Corp.(b)	850,000	10,897,000
		33,802,000

Specialty Retail (1.0%)
The Finish Line, Inc.	800,000	11,144,000

Thrifts & Mortgage Finance (3.9%)
Berkshire Hills Bancorp, Inc.(a)	900,000	17,532,000
Provident Financial Services, Inc.	1,175,000	13,735,750
First Niagara Financial Group, Inc.	950,000	11,903,500
		43,171,250

Trading Companies & Distributors (1.7%)
GATX Corp.	700,000	18,676,000

TOTAL COMMON STOCKS (COST $1,125,984,954)		$1,098,834,104

SHORT-TERM INVESTMENTS (2.3%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (2.3%)
Wells Fargo (Grand Cayman)(c)	0.03%	$25,758,514	$25,758,514

TOTAL SHORT-TERM INVESTMENTS (COST $25,758,514)			$25,758,514

TOTAL INVESTMENTS - (100.7%) (COST $1,151,743,468)			1,124,592,618
OTHER ASSETS AND LIABILITIES, NET - (-0.7%)			(8,022,849)
TOTAL NET ASSETS - (100.0%)			$1,116,569,769

(a)	Affiliated company. See Note 11 in Notes to Financial Statements.
(b)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2010.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

COMMON STOCKS (97.3%)	SHARES	VALUE
Aerospace & Defense (1.6%)
Spirit Aerosystems Holdings, Inc.(a)(b)	700,000	$13,342,000
Herley Industries, Inc.(a)	332,719	4,744,573
		18,086,573

Airlines (0.5%)
JetBlue Airways Corp.(a)	1,100,000	6,039,000

Auto Components (0.4%)
Tongxin International, Ltd.(a)(c)	1,000,000	4,290,000

Biotechnology (0.3%)
Sangamo Biosciences, Inc.(a)	800,000	2,968,000

Building Products (0.2%)
Maezawa Kasei Industries Co., Ltd. (JPY)(d)	200,000	1,911,441

Capital Markets (1.5%)
FirstCity Financial Corp.(a)(c)(e)	785,000	5,228,100
SWS Group, Inc.	500,000	4,750,000
BGC Partners, Inc. (Class A)	750,000	3,832,500
Investment Technology Group, Inc.(a)	200,000	3,212,000
		17,022,600

Chemicals (1.2%)
American Vanguard Corp.	1,000,000	7,930,000
Chemtura Corp.(a)	7,000,000	4,060,000
Hanfeng Evergreen, Inc. (CAD)(a)(d)	400,000	2,183,082
		14,173,082

Commercial Banks (0.5%)
Pacific Continental Corp.	250,000	2,367,500
Hawthorn Bancshares, Inc.(e)	188,759	2,274,555
Eastern Virginia Bankshares, Inc.	182,000	1,184,820
		5,826,875

Commercial Services & Supplies (1.5%)
Intersections, Inc.(a)(c)(e)	1,500,000	6,225,000
TRC Cos., Inc.(a)(c)(e)	1,750,000	5,407,500
Perma-Fix Environmental Services, Inc.(a)(c)	3,237,000	5,211,570
		16,844,070

Communications Equipment (7.2%)
InterDigital, Inc.(a)	1,750,000	43,207,500
Extreme Networks, Inc.(a)	3,500,000	9,450,000
Westell Technologies, Inc.(a)(c)	4,800,000	7,488,000
Cogo Group, Inc.(a)	1,000,000	6,240,000
EMS Technologies, Inc.(a)	400,000	6,008,000
Lantronix, Inc.(a)(c)	977,557	3,959,106
PC-Tel, Inc.(a)	670,000	3,376,800
Hemisphere GPS, Inc. (CAD)(a)(d)	2,000,000	1,277,535
EF Johnson Technologies, Inc.(a)(c)	134,562	192,424
		81,199,365

Computers & Peripherals (0.1%)
Concurrent Computer Corp.(a)	250,000	1,155,000

Construction & Engineering (0.7%)
Northwest Pipe Co.(a)	400,000	7,600,000

Diversified Financial Services (2.5%)
Encore Capital Group, Inc.(a)(c)	1,002,148	20,654,270
Asset Acceptance Capital Corp.(a)	1,250,000	5,175,000
Collection House, Ltd. (AUD)(d)(e)	4,620,000	2,916,667
		28,745,937

Electric Utilities (0.4%)
PNM Resources, Inc.	400,000	4,472,000

Electrical Equipment (1.2%)
FuelCell Energy, Inc.(a)	4,000,000	4,720,000
Jinpan International, Ltd.	200,000	3,032,000
Magnetek, Inc.(a)(c)	3,000,000	2,760,000
C&D Technologies, Inc.(a)(c)	2,000,000	1,762,200
Orion Energy Systems, Inc.(a)	500,000	1,575,000
Hollysys Automation Technologies, Ltd.(a)	33,228	299,384
		14,148,584

Electronic Equipment & Instruments (1.6%)
Richardson Electronics, Ltd.(c)	911,231	8,201,079
RCG Holdings, Ltd. (GBP)(a)(d)	5,000,000	3,062,901
MOCON, Inc.(e)	250,000	2,685,000
O.I. Corp.(c)	245,900	1,859,004
Wireless Ronin Technologies, Inc.(a)(c)	1,366,000	1,762,140
		17,570,124

Energy Equipment & Services (4.4%)
Unit Corp.(a)	500,000	20,295,000
Newpark Resources, Inc.(a)	2,260,500	13,676,025
China Natural Gas, Inc.(a)	1,030,800	8,576,256
Basic Energy Services, Inc.(a)	500,000	3,850,000
Salamander Energy PLC (GBP)(a)(d)	1,000,000	3,496,190
		49,893,471

Food Products (3.2%)
Zhongpin, Inc.(a)	750,000	8,820,000
Riken Vitamin Co., Ltd. (JPY)(d)(e)	208,400	6,005,805
Inventure Foods, Inc.(a)(c)	1,900,622	5,815,903
Hanover Foods Corp. (Class A)(e)	49,250	5,048,125
Agria Corp. (ADR)(a)(c)	4,000,000	4,880,000
Seneca Foods Corp.(a)	100,000	3,226,000
HQ Sustainable Maritime Industries, Inc.(a)	250,000	1,250,000
Emerald Dairy, Inc.(a)	400,000	552,000
S&W Seed Co.(a)	140,000	457,800
		36,055,633

Health Care Equipment & Supplies (13.6%)
Analogic Corp.(b)(c)	950,000	43,234,500
Accuray, Inc.(a)(c)	4,100,000	27,183,000
STAAR Surgical Co.(a)(c)	2,996,468	17,139,797
STERIS Corp.	550,000	17,094,000
CONMED Corp.(a)	500,000	9,315,000
Trinity Biotech PLC (ADR)(a)(c)	1,400,000	8,498,000
Nissui Pharmaceutical Co., Ltd. (JPY)(d)(e)	938,000	7,235,379
Fukuda Denshi Co., Ltd. (JPY)(d)	300,000	6,955,833
Invacare Corp.	300,000	6,222,000
Osteotech, Inc.(a)(c)	1,502,326	4,762,373
Digirad Corp.(a)(c)	1,800,000	3,762,000
Synovis Life Technologies, Inc.(a)	100,000	1,528,000
		152,929,882

Health Care Providers & Services (7.8%)
Omnicare, Inc.	700,000	16,590,000
The Ensign Group, Inc.	750,000	12,390,000
America Service Group, Inc.(c)	700,000	12,040,000
Chemed Corp.	200,000	10,928,000
PDI, Inc.(a)(c)	1,096,323	9,077,554
BioScrip, Inc.(a)(c)	1,500,000	7,860,000
Animal Health International, Inc.(a)(c)(e)	2,300,000	5,704,000
Kindred Healthcare, Inc.(a)	400,000	5,136,000
Hooper Holmes, Inc.(a)(c)(e)	6,500,000	3,705,000
Addus HomeCare Corp.(a)	400,000	2,396,000
SRI/Surgical Express, Inc.(a)(c)	560,000	2,172,800
		87,999,354

Hotels, Restaurants & Leisure (0.4%)
Denny’s Corp.(a)	1,750,000	4,550,000

Household Durables (0.2%)
Kid Brands, Inc.(a)	300,000	2,109,000

Household Products (0.7%)
Oil-Dri Corp. of America(c)	323,220	7,417,899

Insurance (1.8%)
Presidential Life Corp.	1,000,000	9,100,000
State Auto Financial Corp.	300,000	4,653,000
The Navigators Group, Inc.(a)	100,000	4,113,000
Meadowbrook Insurance Group, Inc.	250,000	2,157,500
		20,023,500

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

COMMON STOCKS (CONTINUED)	SHARES	VALUE
IT Services (3.1%)
Computer Task Group, Inc.(a)(c)	1,500,000	$9,690,000
Dynamics Research Corp.(a)(c)	800,000	8,088,000
TechTeam Global, Inc.(a)(c)	1,042,600	6,245,174
Tier Technologies, Inc., (Class B)(a)(c)	950,000	5,776,000
StarTek, Inc.(a)(c)	900,000	3,510,000
Analysts International Corp.(a)(c)(e)	473,000	1,168,310
		34,477,484

Life Sciences Tools & Services (1.2%)
Cambrex Corp.(a)(c)	2,000,000	6,300,000
MEDTOX Scientific, Inc.(a)	400,000	4,920,000
BioClinica, Inc.(a)	300,000	1,230,000
CNS Response, Inc.(a)(e)	1,800,000	720,000
		13,170,000

Machinery (5.3%)
Federal Signal Corp.(c)	3,428,768	20,709,759
Force Protection, Inc.(a)(c)	5,000,000	20,500,000
Flanders Corp.(a)(c)(e)	2,481,663	7,717,972
Met-Pro Corp.	366,781	3,946,563
MFRI, Inc.(a)(c)	576,000	3,456,000
Supreme Industries, Inc.(a)(c)(e)	1,150,000	2,484,000
Lydall, Inc.(a)	200,000	1,528,000
		60,342,294

Marine (0.5%)
TBS International PLC.(a)(c)	1,000,000	6,130,000

Media (1.1%)
SearchMedia Holdings, Ltd.(a)(c)	1,600,000	4,928,000
Horipro, Inc. (JPY)(d)(e)	601,900	4,595,176
Saga Communications, Inc.(a)	110,000	2,626,800
		12,149,976

Metals & Mining (6.1%)
Gammon Gold Inc. (CAD)(a)(d)	6,000,000	32,802,593
First Majestic Silver Corp. (CAD)(a)(d)	2,500,000	10,051,195
Golden Star Resources, Ltd.(a)	2,000,000	8,760,000
Nautilus Minerals, Inc. (CAD)(a)(d)	3,400,000	4,758,818
PolyMet Mining Corp. (CAD)(a)(d)	2,809,000	4,169,104
U.S. Silver Corp. (CAD)(a)(c)(d)	18,960,000	3,829,224
Crocodile Gold Corp. (CAD)(a)(d)	2,000,000	1,991,452
Energold Drilling Corp. (CAD)(a)(d)	1,000,000	1,916,303
North American Tungsten Corp. (CAD)(a)(d)	5,050,700	711,667
		68,990,356

Multiline Retail (1.5%)
Fred’s, Inc. (Class A)	1,000,000	11,060,000
Duckwall-ALCO Stores, Inc.(a)(c)(e)	380,400	5,572,860
		16,632,860

Oil, Gas & Consumable Fuels (8.0%)
Swift Energy Co.(a)(b)	750,000	20,182,500
Forest Oil Corp.(a)	650,000	17,784,000
Sherritt International Corp. (CAD)(d)	3,000,000	16,119,487
Clayton Williams Energy, Inc.(a)	300,000	12,636,000
Bill Barrett Corp.(a)	400,000	12,308,000
China Integrated Energy, Inc.(a)	750,000	6,225,000
Fairborne Energy, Ltd. (CAD)(a)(d)	525,000	2,268,564
Approach Resources, Inc.(a)	250,000	1,720,000
Scorpio Tankers, Inc.(a)	100,000	1,145,000
		90,388,551

Pharmaceuticals (4.0%)
Questcor Pharmaceuticals, Inc.(a)(b)	1,074,000	10,965,540
Fuji Pharmaceutical Co., Ltd. (JPY)(d)	455,300	9,274,391
Endo Pharmaceuticals Holdings, Inc.(a)	400,000	8,728,000
Cangene Corp. (CAD)(a)(d)	2,000,000	6,857,358
Caraco Pharmaceutical Laboratories, Ltd.(a)	1,100,000	5,192,000
ASKA Pharmaceutical Co., Ltd. (JPY)(d)	500,000	3,506,192
China Pharma Holdings, Inc.(a)	391,914	1,077,764
		45,601,245

Professional Services (3.1%)
Navigant Consulting, Inc.(a)	1,000,000	10,380,000
Hudson Highland Group, Inc.(a)(c)	1,800,000	7,920,000
LECG Corp.(a)(c)	2,599,000	6,757,400
Barrett Business Services, Inc.	400,000	4,960,000
RCM Technologies, Inc.(a)(c)	1,000,000	4,470,000
		34,487,400

Real Estate (0.5%)
Camargo Correa Desenvolvimento Imobiliario SA (BRL)(d)	2,000,000	5,673,130

Road & Rail (0.9%)
Marten Transport, Ltd.(a)	300,000	6,234,000
Saia, Inc.(a)	250,000	3,750,000
		9,984,000

Semiconductors (2.0%)
Micrel, Inc.	1,250,000	12,725,000
Actel Corp.(a)	600,000	7,692,000
Kopin Corp.(a)	500,000	1,695,000
		22,112,000

Software (0.9%)
ePlus, Inc.(a)	400,000	7,000,000
CDC Software Corp. (ADR)(a)(c)	401,000	3,131,810
		10,131,810

Specialty Retail (1.5%)
Brown Shoe Co., Inc.	696,618	10,574,661
Shoe Carnival, Inc.(a)	300,000	6,153,000
		16,727,661

Textiles, Apparel & Luxury Goods (0.9%)
Lakeland Industries, Inc.(a)(c)(e)	516,500	4,731,140
Hampshire Group, Ltd.(a)(c)(e)	600,000	2,904,000
LaCrosse Footwear, Inc.	148,550	2,501,582
		10,136,722

Thrifts & Mortgage Finance (0.5%)
HF Financial Corp.	338,680	3,319,064
B of I Holding, Inc.(a)	200,000	2,824,000
		6,143,064

Water Utilities (2.7%)
Companhia de Saneamento Basico do Estado de Sao Paulo (ADR)	700,000	28,938,000
Cascal N.V.	239,100	1,601,970
		30,539,970

TOTAL COMMON STOCKS (COST $1,169,383,283)		$1,096,849,913

PREFERRED STOCKS (0.4%)
Commercial Banks (0.4%)
North Valley Bancorp.(a)(f)(g)	4,750	$4,319,317
TOTAL PREFERRED STOCKS (COST $4,750,000)		$4,319,317

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

WARRANTS (0.0%)(b)	SHARES	VALUE
Electrical Equipment (0.0%)
ZBB Energy Corp.(c)(f)	208,333	$0

Food Products (0.0%)(h)
S&W Seed Co. - B Warrants	70,000	21,000
S&W Seed Co. - A Warrants	70,000	23,100

Life Sciences Tools & Services (0.0%)
CNS Response, Inc.(f)	540,000	0

Metals & Mining (0.0%)(h)
Polymet Mining Corp. - A Warrants (CAD)(d)(f)	500,000	0
Polymet Mining Corp. - B Warrants (CAD)(d)(f)	500,000	0
U.S. Silver Corp. (CAD)(c)(d)	1,980,000	297,591

TOTAL WARRANTS (COST $0)		$341,691

SHORT-TERM INVESTMENTS (2.3%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (2.3%)
Wells Fargo (Grand Cayman)(i)	0.03%	$25,536,602	$25,536,602

TOTAL SHORT-TERM INVESTMENTS (COST $25,536,602)			$25,536,602

TOTAL INVESTMENTS - (100.0%) (COST $1,199,669,885)			1,127,047,523
OTHER ASSETS AND LIABILITIES, NET - (0.00%)(h)			41,992
TOTAL NET ASSETS - (100.0%)			$1,127,089,515

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	All or a portion of the security is pledged as collateral on written options. See Note 2 in Notes to Financial Statements.
(c)	Affiliated company. See Note 11 in Notes to Financial Statements.
(d)	Foreign-denominated security.
(e)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(f)	Valued at fair value using methods determined by the Board of Directors. See Note 3 in Notes to Financial Statements.
(g)	Restricted security. See Note 2(i) in Notes to Financial Statements.
(h)	Less than 0.05% of total net assets.
(i)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2010.

Common Abbreviations:
(ADR) American Depositary Receipt.
(AUD) Australian issuer.
(BRL) Brazilian issuer.
(CAD) Canadian issuer.
(GBP) Great Britain issuer.
(JPY) Japanese issuer.
(N.V.) Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$536,189,381	$1,151,743,468	$1,199,669,885
Investments in securities, at value	$522,051,742	$1,022,686,368	$742,518,164
Investments in affiliates, at value (See Note 11)	—	101,906,250	384,529,359
Total Investments, at value	522,051,742	1,124,592,618	1,127,047,523
Receivable for securities sold	—	50,906	3,418,367
Accrued dividends and interest	606,231	1,096,237	1,901,723
Receivable for capital shares issued	719,405	2,153,786	200,717
Prepaid expenses	62,416	97,966	98,807
Total Assets	523,439,794	1,127,991,513	1,132,667,137

LIABILITIES:
Written options, at value (proceeds $0, $0, and $968,139, respectively)	—	—	457,965
Payable for securities purchased	—	7,290,669	1,875,553
Payable for capital shares redeemed	2,281,041	3,034,707	1,947,306
Accrued expenses
Management fees	338,818	658,869	734,476
Distribution fees - Investor Class	100,286	213,808	237,059
Fund accounting fees	10,924	22,463	24,265
Transfer agency fees	88,380	131,243	163,443
Other	36,500	69,985	137,555
Total Liabilities	2,855,949	11,421,744	5,577,622
TOTAL NET ASSETS	$520,583,845	$1,116,569,769	$1,127,089,515

NET ASSETS CONSIST OF:
Paid-in capital	$548,941,691	$1,159,789,184	$1,157,871,752
Accumulated undistributed (distributions in excess of) net investment income (loss)	1,045,478	1,576,199	(5,553,854)
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(15,264,523)	(17,644,764)	46,878,498
Net unrealized appreciation (depreciation) on investments	(14,138,801)	(27,150,850)	(72,106,881)
TOTAL NET ASSETS	$520,583,845	$1,116,569,769	$1,127,089,515

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$461,667,369	$1,016,116,142	$1,090,922,257
Shares outstanding	19,650,162	42,772,791	31,346,299
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$23.49	$23.76	$34.80
INSTITUTIONAL CLASS:
Net assets	$58,916,476	$100,453,627	$36,167,258
Shares outstanding	2,505,429	4,229,309	1,032,784
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$23.52	$23.75	$35.02

(a)	Includes cost of investments in affiliates of $134,357,602 for the Value Plus Fund and $471,825,736 for the Value Fund. See Note 11 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2010 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$4,210,805	$8,078,585	$3,731,954
Interest	2,554	4,249	28,116
Foreign taxes withheld	(16,903)	—	(70,541)
Total Investment Income	4,196,456	8,082,834	3,689,529

EXPENSES:
Management fees	1,967,858	3,448,381	4,592,693
Distribution fees - Investor Class	585,590	1,132,657	1,456,768
Transfer agency fees	385,680	692,275	651,101
Fund accounting fees	60,948	114,123	142,820
Custodian fees	22,875	33,134	83,110
Printing and communication fees	13,025	20,869	51,354
Postage fees	23,135	54,610	35,372
Legal fees	13,762	24,472	122,447
Registration fees	31,048	51,633	28,169
Directors’ fees	16,681	30,125	41,641
Audit fees	17,703	19,972	26,064
Insurance fees	21,272	57,403	53,127
Other expenses	15,951	29,012	40,911
Total Expenses	3,175,528	5,708,666	7,325,577
NET INVESTMENT INCOME (LOSS)	1,020,928	2,374,168	(3,636,048)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments and foreign currency translation	33,188,262	40,771,550	35,491,173
Investments - Affiliated securities	—	—	8,263,751
Futures contracts	—	—	(939,022)
Written options	151,896	—	4,400,933
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(71,489,403)	(55,033,897)	(88,379,214)
Written options	(11,607)	—	112,635
TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES,OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	(38,160,852)	(14,262,347)	(41,049,744)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(37,139,924)	$(11,888,179)	$(44,685,792)

(a)	Including $0, $701,096 and $947,703 received from affiliated issuers on Select Value Fund, Value Plus Fund and Value Fund, respectively. See Note 11 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
FROM INVESTMENT OPERATIONS:
Net investment income	$1,020,928	$2,156,208	$2,374,168	$5,136,997
Net realized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	33,340,158	(29,673,052)	40,771,550	(45,059,090)
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(71,501,010)	141,049,992	(55,033,897)	205,725,308
Net increase (decrease) in net assets resulting from operations	(37,139,924)	113,533,148	(11,888,179)	165,803,215

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(2,214,156)	(748,899)	(6,129,650)
Institutional Class	—	(381,845)	(129,020)	(734,414)
Total distributions to shareholders	—	(2,596,001)	(877,919)	(6,864,064)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	182,071,887	126,358,073	408,244,212	370,913,523
Dividends reinvested	—	2,180,135	729,834	6,005,091
Value of shares redeemed(a)	(78,137,838)	(100,541,071)	(152,060,912)	(423,117,060)
Total Investor Class	103,934,049	27,997,137	256,913,134	(46,198,446)
Institutional Class
Proceeds from shares issued	21,488,037	23,445,933	48,501,617	42,798,594
Dividends reinvested	—	328,349	112,352	669,750
Value of shares redeemed(a)	(4,994,714)	(8,415,059)	(6,718,857)	(30,387,441)
Total Institutional Class	16,493,323	15,359,223	41,895,112	13,080,903
Net increase (decrease) in net assets derived from capital transactions	120,427,372	43,356,360	298,808,246	(33,117,543)

TOTAL INCREASE IN NET ASSETS	83,287,448	154,293,507	286,042,148	125,821,608
NET ASSETS AT THE BEGINNING OF THE PERIOD	437,296,397	283,002,890	830,527,621	704,706,013
NET ASSETS AT THE END OF THE PERIOD	$520,583,845	$437,296,397	$1,116,569,769	$830,527,621
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME (LOSS)	$1,045,478	$24,550	$1,576,199	$79,950

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	VALUE FUND
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
FROM INVESTMENT OPERATIONS:
Net investment loss	$(3,636,048)	$(4,052,017)
Net realized gains on investments, futures, options and translation of assets and liabilities in foreign currency	47,216,835	11,905,403
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(88,266,579)	371,879,045
Net increase (decrease) in net assets resulting from operations	(44,685,792)	379,732,431

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	62,242,825	102,350,160
Value of shares redeemed(a)	(96,537,459)	(167,310,077)
Total Investor Class	(34,294,634)	(64,959,917)
Institutional Class
Proceeds from shares issued	3,026,142	8,700,762
Value of shares redeemed(a)	(22,263,064)	(8,813,023)
Total Institutional Class	(19,236,922)	(112,261)
Net decrease in net assets derived from capital transactions	(53,531,556)	(65,072,178)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(98,217,348)	314,660,253
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,225,306,863	910,646,610
NET ASSETS AT THE END OF THE PERIOD	$1,127,089,515	$1,225,306,863
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT LOSS	$(5,553,854)	$(1,917,806)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Six		For the Year Ended December 31,
Investor Class	Months Ended June 30, 2010 (Unaudited)		2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value, beginning of period	$24.91		$18.07	$26.48	$27.93	$25.56	$23.37
Income (loss) from investment operations:
Net investment income	0.04		0.14	0.13	0.17	0.15	0.06
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(1.46)		6.84	(8.41)	0.97	4.12	3.10
Total income (loss) from investment operations	(1.42)		6.98	(8.28)	1.14	4.27	3.16
Less distributions from:
Net investment income	—		(0.14)	(0.13)	(0.17)	(0.14)	(0.06)
Net realized gains on investments	—		—	—	(2.42)	(1.76)	(0.91)
Total distributions	—		(0.14)	(0.13)	(2.59)	(1.90)	(0.97)
Net asset value, end of period	$23.49		$24.91	$18.07	$26.48	$27.93	$25.56
TOTAL RETURN	(5.70	)%(a)	38.63%	(31.23)%	4.02%	16.69%	13.49%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$461,667		$390,476	$263,379	$330,841	$290,038	$154,765
Percentage of expenses to average net assets	1.24	%(b)	1.27%	1.33%	1.24%	1.25%	1.27%
Percentage of net investment income (loss) to average net assets	0.36	%(b)	0.62%	0.65%	0.59%	0.59%	0.27%
Portfolio turnover rate(e)	24	%(a)	53%	65%	63%	51%	42%

Institutional Class(c)	For the Six Months Ended June 30, 2010 (Unaudited)		For the Year Ended December 31, 2009	For the Period From May 1, 2008 (inception) to December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$24.89		$18.05	$26.20
Income (loss) from investment operations:
Net investment income	0.08		0.21	0.12
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(1.45)		6.84	(8.07)
Total income (loss) from investment operations	(1.37)		7.05	(7.95)
Less distributions from:
Net investment income	—		(0.21)	(0.20)
Total distributions	—		(0.21)	(0.20)
Net asset value, end of period	$23.52		$24.89	$18.05
TOTAL RETURN	(5.50	)%(a)	39.02%	(30.28	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$58,916		$46,820	$19,623
Percentage of expenses to average net assets before waivers	0.97	%(b)	0.94%	1.29	%(b)
Percentage of expenses to average net assets after waivers	0.97	%(b)	0.94%	0.99	%(b)(d)
Percentage of net investment income to average net assets before waiver	0.64	%(b)	0.93%	1.30	%(b)
Percentage of net investment income to average net assets after waivers	0.64	%(b)	0.93%	1.61	%(b)(d)
Portfolio turnover rate(e)	24	%(a)	53%	65%

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reimbursement from the Advisor.
(e)	Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Six		For the Year Ended December 31,
Investor Class	Months Ended June 30, 2010 (Unaudited)		2009	2008	2007		2006	2005

PER SHARE DATA
Net asset value, beginning of period	$23.41		$18.70	$22.87	$26.78		$25.85	$26.85
Income (loss) from investment operations:
Net investment income	0.05		0.15	0.16	0.46		0.16	0.15
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.32		4.75	(4.23)	0.94		3.38	0.22
Total income (loss) from investment operations	0.37		4.90	(4.07)	1.40		3.54	0.37
Less distributions from:
Net investment income	(0.02)		(0.19)	(0.10)	(0.42)		(0.20)	(0.12)
Net realized gains on investments	—		—	—	(4.89)		(2.41)	(1.25)
Total distributions	(0.02)		(0.19)	(0.10)	(5.31)		(2.61)	(1.37)
Net asset value, end of period	$23.76		$23.41	$18.70	$22.87		$26.78	$25.85
TOTAL RETURN	1.58	%(a)	26.37%	(17.88)%	4.73%		13.63%	1.34%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,016,116		$769,468	$674,004	$237,778		$240,308	$274,786
Percentage of expenses to average net assets	1.18	%(b)	1.21%	1.27%	1.21%		1.26%	1.25%
Percentage of net investment income to average net assets	0.45	%(b)	0.70%	0.88%	1.63%		0.59%	0.49%
Portfolio turnover rate(e)	18	%(a)	69%	53%	107	%(f)	45%	36%

Institutional Class(c)	For the Six Months Ended June 30, 2010 (Unaudited)		For the Year Ended December 31, 2009		For the Period From May 1, 2008 (inception) to December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$23.40		$18.72		$24.58
Income (loss) from investment operations:
Net investment income	0.12		0.15		0.13
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.28		4.79		(5.91)
Total income (loss) from investment operations	0.40		4.94		(5.78)
Less distributions from:
Net investment income	(0.05)		(0.26)		(0.08)
Total distributions	(0.05)		(0.26)		(0.08)
Net asset value, end of period	$23.75		$23.40		$18.72
TOTAL RETURN	1.68	%(a)	26.70%		(23.60	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$100,454		$61,060		$30,702
Percentage of expenses to average net assets before waivers	0.89	%(b)	1.03%		1.19	%(b)
Percentage of expenses to average net assets after waivers	0.89	%(b)	0.99	%(d)	0.99	%(b)(d)
Percentage of net investment income to average net assets before waiver	0.80	%(b)	0.88%		1.13	%(b)
Percentage of net investment income to average net assets after waivers	0.80	%(b)	0.92	%(d)	1.33	%(b)(d)
Portfolio turnover rate(e)	18	%(a)	69%		53%

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reinbursement from the Advisor.
(e)	Portfolio turnover rate is calculated at the Fund level.
(f)	The increase in the portfolio turnover rate for the year ended December 31, 2007 resulted from restructuring of the Funds’s portfolio holding due to market conditions.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Six		For the Year Ended December 31,
Investor Class	Months Ended June 30, 2010 (Unaudited)		2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value, beginning of period	$36.18		$25.04	$41.50	$51.21	$44.80	$49.81
Income (loss) from investment operations:
Net investment loss	(0.11)		(0.06)	(0.25)	(0.03)	(0.03)	(0.25)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(1.27)		11.20	(16.13)	(2.81)	12.60	1.27
Total income (loss) from investment operations	(1.38)		11.14	(16.38)	(2.84)	12.57	1.02
Less distributions from:
Net investment income	—		—	—	(0.14)	(0.30)	—
Net realized gains on investments	—		—	(0.08)	(6.73)	(5.86)	(6.03)
Total distributions	—		—	(0.08)	(6.87)	(6.16)	(6.03)
Net asset value, end of period	$34.80		$36.18	$25.04	$41.50	$51.21	$44.80
TOTAL RETURN	(3.81	)%(a)	44.49%	(39.53)%	(5.53)%	28.02%	1.99%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,090,922		$1,167,784	$870,247	$1,708,239	$2,016,244	$1,537,575
Percentage of expenses to average net assets	1.21	%(b)	1.18%	1.20%	1.14%	1.12%	1.19%
Percentage of expenses to average net assets (excluding dividend expense)	1.21	%(b)	1.18%	1.20%	1.14%	1.12%	1.17%
Percentage of net investment loss to average net assets	(0.60	)%(b)	(0.42)%	0.53%	(0.13)%	(0.20)%	(0.51)%
Portfolio turnover rate(e)	17	%(a)	37%	60%	56%	49%	36%

Institutional Class(c)	For the Six Months Ended June 30, 2010 (Unaudited)		For the Year Ended December 31, 2009	For the Period From May 1, 2008 (inception) to December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$36.36		$25.10	$39.69
Income (loss) from investment operations:
Net investment income (loss)	0.11		0.01	(0.06)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(1.45)		11.25	(14.53)
Total income (loss) from investment operations	(1.34)		11.26	(14.59)
Net asset value, end of period	$35.02		$36.36	$25.10
TOTAL RETURN	(3.69	)%(a)	44.86%	(36.76	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$36,167		$57,522	$40,399
Percentage of expenses to average net assets before waivers	0.94	%(b)	0.94%	1.06	%(b)
Percentage of expenses to average net assets after waivers	0.94	%(b)	0.94%	0.99	%(b)(d)
Percentage of net investment loss to average net assets before waiver	(0.39	)%(b)	(0.18)%	(0.48	)%(b)
Percentage of net investment loss to average net assets after waivers	(0.39	)%(b)	(0.18)%	(0.41	)%(b)(d)
Portfolio turnover rate(e)	17	%(a)	37%	60%

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reimbursement from Advisor.
(e)	Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (Unaudited)

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (collectively, the “Funds”; 100,000,000, 100,000,000, and 150,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)
Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange or using methods determined by the Board of Directors. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At June 30, 2010, 0.38% of the Value Fund’s net assets were valued at their fair value using methods determined by the Board of Directors.

(b)
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(c)
Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Net realized gains on investments, if any, are distributed at least annually. During 2009, the Value Fund utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2009, the following reclassifications were made to increase (decrease) such amounts.

FUND	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES) ON INVESTMENTS	PAID IN CAPITAL
Select Value Fund	$469,661	$(469,661)	$—
Value Plus Fund	—	—	—
Value Fund	2,134,211	(2,221,661)	87,450

Total net assets are not affected by these reclassifications.

(d)
For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(e)
Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)
Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. There were no open futures positions at June 30, 2010.

(g)
The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may use options to hedge against anticipated declines in the market value of portfolio securities, increases in the market value of securities it intends to purchase and protect against exposure to interest rate changes. Each Fund may also use options to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investment. The use of options for hedging purposes involves certain risks and may result in a loss if changes in the value of the option move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

The Funds may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds had the following transactions in written covered call options during the six months ended June 30, 2010:

	SELECT VALUE FUND		VALUE PLUS FUND		VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2009	11,483	$472,056	—	$—	27,000	$1,172,539
Options written	1,280	66,560	—	—	131,896	5,886,230
Options expired	(9,763)	(151,896)	—	—	(114,077)	(4,812,755)
Options closed	—	—	—	—	(11,000)	(564,991)
Options exercised	(3,000)	(386,720)	—	—	(17,288)	(712,884)
Balance at June 30, 2010	—	$—	—	$—	16,531	$968,139

FUND NAME	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*
SELECT VALUE FUND
No Options Held as of June 30, 2010	—	$—
	—	$—

VALUE PLUS FUND
No Options Held as of June 30, 2010	—	$—
	—	$—
VALUE FUND
Analogic Corp., $50.00, 7/17/10 (Covered Call)	1,500	$67,500
Questcor Pharmaceuticals, Inc., $10.00, 7/17/10 (Covered Call)	5,000	300,000
Questcor Pharmaceuticals, Inc., $12.50, 7/17/10 (Covered Call)	31	465
Spirit AeroSystems Holdings, Inc., $22.50, 7/17/10 (Covered Call)	2,000	20,000
Spirit AeroSystems Holdings, Inc., $25.00, 7/17/10 (Covered Call)	5,000	25,000
Swift Energy Co., $35.00, 7/17/10 (Covered Call)	3,000	45,000
	16,531	$457,965

*	Amounts reflect a liability of the Fund’s which is included on the Statements of Assets and Liabilities.

(h)	At June 30, 2010, 7.67% of the Value Fund’s net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(i)
A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. As of June 30, 2010, the Value Fund held restricted securities representing 0.38% of net assets.

(j)
The accompanying financial statements were prepared in conformity with generally accepted accounting principles in the United States of America (GAAP), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

(3)	FAIR VALUE MEASUREMENTS

In September 2006, the Financial Accounting Standards Board (“FASB”) issued “Fair Value Measurements and Disclosures” (“Fair Value Statement” or “ASC 820.10.5,” formerly “FAS 157”) effective for fiscal years beginning after November 15, 2007. The Fair Value Statement defines fair value, establishes a framework for measuring fair value in GAAP. The Fund adopted the Fair Value Statement as of the beginning of its fiscal year on January 1, 2008. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets.

•
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.). Includes short term investments in time deposits, treasury bills and warrants held by the Funds.

•	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2010:

	LEVEL 1 Quoted Prices		LEVEL 2 Other Significant Observable Inputs		LEVEL 3** Significant Unobservable Inputs		TOTAL
Fund Name***	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
Select Value Fund
Common Stocks	$507,864,249	$—	$—	$—	$—	$—	$507,864,249	$—
Short-Term Investments	—	—	14,187,493	—	—	—	14,187,493	—
Value Plus Fund
Common Stocks	1,098,834,104	—	—	—	—	—	1,098,834,104	—
Short-Term Investments	—	—	25,758,514	—	—	—	25,758,514	—
Value Fund
Common Stocks	1,096,849,913	—	—	—	—	—	1,096,849,913	—
Preferred Stocks	—	—	4,319,317	—	—	—	4,319,317	—
Warrants	341,691	—	—	—	—	—	341,691	—
Short-Term Investments	—	—	25,536,602	—	—	—	25,536,602	—
Options Written	—	(457,965)	—	—	—	—	—	(457,965)

*
Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts and futures, which are valued at the unrealized appreciation/(depreciation).

**
For the six months ended June 30, 2010, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

***	For detailed industry descriptions, see the accompanying Schedule of Investments.

New Accounting Pronouncement - In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Fund’s financial statement disclosures. The implementation of the ASC did not have a material effect on the Company’s financial disclosures contained in this Report.

(4)	DERIVATIVE INSTRUMENTS

In March 2008, the FASB issued “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement” or “ASC 815.10.5” and “ASC 815.10.15,” formerly “FAS 133” and “FAS 161”, respectively). The Derivatives Statement is effective for interim and annual periods beginning after November 15, 2008. The Derivatives Statement requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds adopted the Derivatives Statement in the current reporting period.

		Select Value Fund	Value Plus Fund	Value Fund
Derivatives not accounted for as hedging instruments under ASC 815	Balance Sheet Location	Fair Value	Fair Value	Fair Value
Liability Derivatives
Equity Contracts	Written options, at value	$—	$—	$457,965
		$—	$—	$457,965

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
SELECT VALUE FUND
Equity Contracts	Net realized gains (losses) on: Written options / Net change in unrealized appreciation (depreciation) on: Written options	$151,896	$(11,607)
		$151,896	$(11,607)
VALUE PLUS FUND
Equity Contracts	Net realized gains (losses) on: Written options / Net change in unrealized appreciation (depreciation) on: Written options	$—	$—
		$—	$—

VALUE FUND
Equity Contracts	Net realized gains (losses) on: Futures contracts and Written options / Net change in unrealized appreciation (depreciation) on: Written options	$3,461,911	$112,635
		$3,461,911	$112,635

(5)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 31, 2010 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstance that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility will bear interest at a rate per annum equal to the Federal Funds rate plus 2.25%. Commitment fees will be computed at a rate per annum equal to 0.15% of the Funds’ unutilized credit. The Funds did not borrow during the six months ended June 30, 2010.

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the six months ended June 30, 2010, $267,266 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fixed fee for providing distribution services.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing record keeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the six months ended June 30, 2010, the advisor did not voluntarily waive expenses of the Funds. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2010, there were no amounts payable.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. During the six months ended June 30, 2010, the fees were $8,115, $14,463, and $4,195 for the Select Value Fund, Value Plus Fund, and Value Fund, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

(8)	INVESTMENT TRANSACTIONS

During the six months ended June 30, 2010, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$236,798,850	$119,349,884
Value Plus Fund	465,267,075	174,218,498
Value Fund	207,512,627	204,253,490

(9)	FEDERAL INCOME INFORMATION

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET TAX UNREALIZED DEPRECIATION ON INVESTMENTS
Select Value Fund	$536,189,381	$45,500,887	$(59,638,526)	$(14,137,639)
Value Plus Fund	$1,152,670,357	$98,594,163	$(126,671,902)	$(28,077,739)
Value Fund	$1,200,840,956	$215,317,225	$(289,110,658)	$(73,793,433)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales, passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

(10)	FUND SHARE TRANSACTIONS

For the six months ended June 30, 2010, fund share transactions were as follows:

Investor Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	7,028,535	15,996,513	1,657,444
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	28,464	—
Shares redeemed	(3,056,586)	(6,118,156)	(2,587,884)
Net increase (decrease) in Fund shares	3,971,949	9,906,821	(930,440)

Institutional Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	816,662	1,884,778	80,654
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	4,388	—
Shares redeemed	(191,963)	(269,282)	(629,952)
Net increase (decrease) in Fund shares	624,699	1,619,884	(549,298)

For the year ended December 31, 2009, fund share transactions were as follows:

Investor Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	6,277,991	19,355,743	3,537,614
Reinvested distributions from net investment income & distributions from net realized gains on investments	86,720	305,602	—
Shares redeemed	(5,265,240)	(22,838,442)	(6,012,454)
Net increase (decrease) in Fund shares	1,099,471	(3,177,097)	(2,474,840)

Institutional Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	1,192,330	2,428,376	305,325
Reinvested distributions from net investment income & distributions from net realized gains on investments	13,066	35,102	—
Shares redeemed	(412,045)	(1,494,395)	(332,587)
Net increase (decrease) in Fund shares	793,351	969,083	(27,262)

(11)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value and Value Plus Funds; that is, the Fund held 5% or more of their outstanding voting securities during the six months ended June 30, 2010:

VALUE FUND
SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2010	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2010	DIVIDENDS	REALIZED GAINS (LOSSES)
Accuray, Inc.	4,000,000	100,000	—	4,100,000	$—	$—
Agria Corp. (ADR)	4,000,000	180,630	180,630	4,000,000	—	(1,541,137)
America Service Group, Inc.	700,000	—	—	700,000	84,000	—
Analogic Corp.	950,000	—	—	950,000	190,000	—
Analysts International Corp.(a)	2,365,000	—	1,892,000	473,000	—	—
Animal Health International, Inc.	2,300,000	—	—	2,300,000	—	—
BioScrip, Inc.	3,500,000	—	2,000,000	1,500,000	—	7,114,063
C & D Technologies, Inc.	2,000,000	—	—	2,000,000	—	—
Cambrex Corp.	1,250,000	750,000	—	2,000,000	—	—
CDC Software Corp. (ADR)	401,000	—	—	401,000	—	—
Computer Task Group, Inc.	1,500,000	—	—	1,500,000	—	—
Digirad Corp.	1,800,000	—	—	1,800,000	—	—
Duckwall-ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Dynamics Research Corp.	791,047	8,953	—	800,000	—	—
EF Johnson Technologies, Inc.	2,500,000	—	2,365,438	134,562	—	(3,117,918)
Encore Capital Group, Inc.	1,250,000	—	247,852	1,002,148	—	2,589,364
Federal Signal Corp.	2,069,375	1,730,625	371,232	3,428,768	433,726	(3,280,285)
FirstCity Financial Corp.	785,000	—	—	785,000	—	—
Flanders Corp.	1,501,663	980,000	—	2,481,663	—	—

VALUE FUND (Continued)
SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2010	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2010	DIVIDENDS	REALIZED GAINS (LOSSES)
Force Protection, Inc.	5,000,000	—	—	5,000,000	$—	$—
Hampshire Group, Ltd.	519,000	81,000	—	600,000	—	—
Hooper Holmes, Inc.	6,500,000	—	—	6,500,000	—	—
Hudson Highland Group, Inc.	1,500,000	300,000	—	1,800,000	—	—
Intersections, Inc.	1,500,000	—	—	1,500,000	—	—
Inventure Foods, Inc.(b)	1,900,622	—	—	1,900,622	—	—
Lakeland Industries, Inc.	510,000	6,500	—	516,500	—	—
Lantronix, Inc.	960,309	17,248	—	977,557	—	—
LECG Corp.	2,060,000	539,000	—	2,599,000	—	—
Magnetek, Inc.	3,000,000	—	—	3,000,000	—	—
MFRI, Inc.	576,000	—	—	576,000	—	—
National Dentex Corp.	524,682	—	524,682	—	—	412,564
O.I. Corp.	245,900	—	—	245,900	24,590	—
Oil-Dri Corp. of America	562,500	—	239,280	323,220	168,515	3,677,403
Osteotech, Inc.	1,502,326	—	—	1,502,326	—	—
PDI, Inc.	1,096,323	—	—	1,096,323	—	—
Perma-Fix Environmental Services, Inc.	3,237,000	—	—	3,237,000	—	—
Portec Rail Products, Inc.	700,000	—	700,000	—	—	1,239,582
RCM Technologies, Inc.	1,000,000	—	—	1,000,000	—	—
Richardson Electronics, Ltd.	1,400,000	—	488,769	911,231	46,872	1,375,911
SearchMedia Holdings, Ltd.	750,000	850,000	—	1,600,000	—	—
SRI/Surgical Express, Inc.	560,000	—	—	560,000	—	—
STARR Surgical Co.	3,100,000	—	103,532	2,996,468	—	(121,758)
StarTek, Inc.	894,500	5,500	—	900,000	—	—
Supreme Industries, Inc.	1,035,000	115,000	—	1,150,000	—	—
TBS International PLC (ADR)	400,000	600,000	—	1,000,000	—	—
TechTeam Global, Inc.	1,042,600	—	—	1,042,600	—	—
Tier Technologies, Inc.	950,000	—	—	950,000	—	—
Tongxin International, Ltd.	900,000	100,000	—	1,000,000	—	—
TRC Cos., Inc.	1,750,000	—	—	1,750,000	—	—
Trinity Biotech PLC (ADR)	1,400,000	—	—	1,400,000	—	—
U.S. Silver Corp. (CAD)	18,960,000	—	—	18,960,000	—	—
U.S. Silver Corp. (Warrants) (CAD)	1,980,000	—	—	1,980,000	—	—
Westell Technologies, Inc.	4,800,000	—	—	4,800,000	—	—
Wireless Ronin Technologies, Inc.	1,380,000	—	14,000	1,366,000	—	(92,183)
ZBB Energy Corp.	1,041,667	—	1,041,667	—	—	8,145
ZBB Energy Corp. (Warrants)	208,333	—	—	208,333	—	—
					$947,703	$8,263,751

(a) Stock split on March 1, 2010.
(b) Formerly Poore Brothers, Inc.

VALUE PLUS FUND
SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2010	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2010	DIVIDENDS	REALIZED GAINS (LOSSES)
American Vanguard Corp.	1,500,000	425,000	—	1,925,000	$18,000	$—
Asset Acceptance Capital Corp.	1,650,000	550,000	—	2,200,000	—	—
Berkshire Hills Bancorp, Inc.	475,000	425,000	—	900,000	250,096	—
CDI Corp.	700,000	300,000	—	1,000,000	221,000	—
Freightcar America, Inc.	700,000	25,000	—	725,000	42,000	—
Park Electrochemical Corp.	850,000	300,000	—	1,150,000	170,000	—
					$701,096	$—

(12)	SUBSEQUENT EVENTS

In May 2009, the FASB issued “Subsequent Events” (the “Subsequent Events Statement” or “ASC 855.10,” formerly “FAS 165”), a statement outlining disclosure requirements related to certain events occurring after the date of financial statements. The Subsequent Events Statement is effective for interim and annual periods after June 15, 2009. The Funds adopted the Subsequent Events Statement in the current reporting period. Management has determined that there were no material events that would require disclosure in the Funds’ financial statements through this date.

ADDITIONAL INFORMATION
(UNAUDITED)

EXPENSE EXAMPLES
As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 1/1/10	ENDING ACCOUNT VALUE 6/30/10	EXPENSES PAID DURING THE PERIOD(a) 1/1/10 - 6/30/10	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/10 - 6/30/10
Heartland Select Value Fund - Investor	$1,000.00	$943.00	$5.97	1.24%
Heartland Select Value Fund - Institutional	1,000.00	945.00	4.67	0.97%
Heartland Value Plus Fund - Investor	1,000.00	1,015.80	5.91	1.18%
Heartland Value Plus Fund - Institutional	1,000.00	1,016.80	4.46	0.89%
Heartland Value Fund - Investor	1,000.00	961.90	5.86	1.21%
Heartland Value Fund - Institutional	1,000.00	963.10	4.59	0.94%

(a)
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 1/1/10	ENDING ACCOUNT VALUE 6/30/10	EXPENSES PAID DURING THE PERIOD(a) 1/1/10 - 6/30/10	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/10 - 6/30/10
Heartland Select Value Fund - Investor	$1,000.00	$1,018.65	$6.20	1.24%
Heartland Select Value Fund - Institutional	1,000.00	1,019.99	4.85	0.97%
Heartland Value Plus Fund - Investor	1,000.00	1,018.93	5.92	1.18%
Heartland Value Plus Fund - Institutional	1,000.00	1,020.37	4.47	0.89%
Heartland Value Fund - Investor	1,000.00	1,018.82	6.03	1.21%
Heartland Value Fund - Institutional	1,000.00	1,020.11	4.73	0.94%

(a)
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

OTHER INFORMATION
A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street Suite 500, Milwaukee, WI 53202.

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

The Investment Company Act of 1940, as amended, requires that the annual renewal of the Advisory Agreements be approved by the vote of a majority of the Board of Directors who are not parties to the Advisory Agreements or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held May 14, 2010, the Board of Directors, including all of the Independent Directors, unanimously approved the annual continuation of the Advisory Agreements without change.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to each Fund; and (5) the extent to which economies of scale may be realized as each Fund grows. As part of this process, the Board reviewed and considered various materials, including:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR:

•	A summary of service providers;

•	A summary of the Advisor’s investment process for the Funds;

•	Biographical information regarding the portfolio management teams for each Fund;

•	The Advisor’s Form ADV (Part II) and Schedule F of Form ADV; and

•	Information regarding soft dollar practices and usage, trading costs and best execution.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•
A Section 15(c) Report and related materials prepared by Lipper, Inc. comparing advisory fees, other expenses and the performance of each Fund against: (1) a peer group of funds consisting of such Fund and 11 to 18 other no-load funds classified by Lipper as having the same investment style and a similar asset size as such Fund; and (2) a peer group of funds consisting of such Fund and all other funds having the same investment style regardless of asset size or the primary channel of distribution (“Performance Universe”); and

•	Information pertaining to advisory fees paid by other clients of the Advisor having similar investment strategies to the Funds.

MATERIALS RELATING TO PROFITABILITY OF THE ADVISOR:

•	A profitability analysis prepared by management;

•	An independent study prepared by Lipper, Inc. of the profitability of a group of publicly traded advisors;

•	A summary of revenue sharing arrangements that the Advisor has with various distribution intermediaries; and

•
A memorandum prepared by management discussing economies of scale and providing additional information regarding advisory fees paid by the Advisor’s other clients with investment strategies similar to the Funds and the level of services provided to such other clients.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:

•	The Advisor’s financial statements and independent auditor’s report for the year ended December 31, 2009;

•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiaries and independent auditor’s report for the year ended December 31, 2009;

•	Consolidated financial statements for Heartland Holdings, Inc. and its subsidiaries for the period ending March 31, 2010 (unaudited);

•
A memorandum prepared by management containing its analysis regarding the financial health of the Advisor, its ability to fulfill its obligations to the Funds under the investment management agreements and various financial projections;

•	A Shareholder Equity Projection of Heartland Holdings, Inc. and its subsidiaries (unaudited);

•	A Business Valuation Analysis of Heartland Holdings, Inc. and its subsidiaries; and

•	Financial Cash Flow projections of Heartland Holdings, Inc. and its subsidiaries.

In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approval of investment advisory agreements, together with related memoranda summarizing relevant case law on this issue.

After reviewing and discussing this information, and taking into account other information routinely provided at its quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues and related matters, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•
The nature and extent of the services provided by the Advisor is appropriate for the investment objectives and programs of the Select Value, Value Plus and Value Funds and is appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations;

•
The quality of the services provided by the Advisor is strong based upon: (a) the high quality of the compliance program, disaster recovery and business continuity plan, and trading programs implemented by the Advisor on behalf of the Funds; and (b) the superior investment performance of each Fund compared with its Lipper Performance Universe and benchmark index over the 1- and 10-year periods and for the Value Plus and Select Value Funds for the 3- and 5-year periods;

•
The operating expenses of the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, especially taking into consideration the fact that the Advisor provides certain administrative services to the Fund which it is not contractually obligated to provide and which the Funds otherwise would need to obtain from the Advisor or a third party at additional expense;

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Advisory Agreements.

With regard to economies of scale, the Independent Directors noted that certain fixed costs are spread over a broader base of assets as the Funds’ total assets increase. They also noted that economies of scale that can be achieved by funds with small cap management strategies, such as the Value and Value Plus Funds, frequently are not as pronounced as for funds with larger cap strategies. This is due to the fact that, as smaller cap funds increase in asset size, their managers frequently must add new companies to the fund portfolios to avoid the size of their investments in individual companies from exceeding prudent levels. Expansion of the number of companies in the portfolios requires increased research, analysis and administration, which typically offsets a portion of the financial benefits of the economies of scale achieved as assets grow. Larger cap funds, on the other hand, frequently can increase the size of their investments in companies already in their portfolios to manage investment inflows, which maximizes the financial benefits available to them from the economies of scale realized. Applying these concepts to the Value Fund and the Value Plus Fund, the Independent Directors concluded that the fee structures of those Funds reflects an appropriate sharing of economies of scale between the Funds and the Advisor. The Independent Directors also noted that the investment program of the Select Value Fund gives rise to economies of scale at greater asset levels, and concluded that the five basis point fee reduction on net assets in excess of $1.0 billion represents an appropriate sharing of economies of scale between the Advisor and the Funds at foreseeable asset levels.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS
(UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Heartland Group, Inc. (“Corporation”) and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation. The mailing address of the directors and officers is 789 North Water Street Suite 500, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2-05; Chairman of the Board since 1-06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; Employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to present (27 mutual funds).
Dale J. Kent Date of Birth: 11/52	Director	Since 8-03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None
Michael D. Dunham Date of Birth: 7/45	Director	Since 1-04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Chairman of the Board, Merge Technologies, Inc., July 2006 to June 2008; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	None
Ward D. Armstrong Date of Birth: 1/54	Director	Since 2-08	Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, from 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	None
Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2-08	Associate Dean of Undergraduate Program, University of Wisconsin-Madison, since August 2008; Associate Dean of Masters Programs, University of Wisconsin-Madison, since July 2006; Associate Professor of Finance, University of Wisconsin-Madison, since April 2004; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	3	None

ADDITIONAL INFORMATION
(UNAUDITED)

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
William (“Bill”) J. Nasgovitz(3) Date of Birth: 10/44	President and Director	Since 12-84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None
David C. Fondrie Date of Birth: 7/49	Chief Executive Officer	Since 1-06
Director, Heartland Advisors, Inc., since May 2006; Director of Equity Research, Heartland Advisors, Inc., since 2000; employed by Heartland Advisors, Inc., in other capacities since 1994; President, Casino Resource Corporation, 1993 to 1994; Executive Vice President and Chief Financial Officer, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.
				N/A	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Secretary	Since 5-10
Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008.
				N/A	N/A
Paul T. Beste Date of Birth: 1/56	Vice President and Assistant Secretary	Since 9-97, Since 5-10
Secretary and Treasurer, Heartland Value Manager, LLC, since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008. Employed by Heartland Advisors, Inc., in other capacities since 1997.
				N/A	N/A
Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer	Since 8-08
General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.
				N/A	N/A
Katherine M. Jaworski Date of Birth: 11/70	Treasurer and Principal Accounting Officer	Since 5-10
Vice President, Heartland Advisors, Inc., since February 2010; Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.
				N/A	N/A

(1)
Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal. They stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)
Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter. The audit committee had four meetings during the fiscal year ended June 30, 2010.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter. The nominating committee did not meet during the fiscal year ended June 30, 2010.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

DEFINITIONS
(UNAUDITED)

LIPPER DEFINITIONS

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Value Funds are funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

OTHER DEFINITIONS

Debt/Capitalization Ratio represents the portfolio’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Earnings Yield is the reciprocal of the price to earnings ratio.

Free Cash Flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark. All indices are unmanaged. It is not possible to invest directly in an index.

Volatility is a characteristic of the market to rise or fall sharply in price within a short-term period.

Yield Curve is a graph showing the term structure of interest rates by plotting the yields of all the bonds with maturities ranging from the shortest to the longest.

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1-800-432-7856

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An investor should consider the Funds' investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds' prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing. HLF2039/0811

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced to in Item 2 was filed as Exhibit 12(d)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on March 1, 2010, and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	August 27, 2010

By:	/s/ Katherine M. Jaworski
Katherine M. Jaworski
Treasurer & Principal Accounting Officer

Date:	August 27, 2010